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  Lincoln Life & Annuity             Applicants signing in New York must use this form.
  Company of New York                 American Legacy III(R) Plus
Home office: Syracuse, New York           Variable Annuity Application
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Instructions: Please type or print. ANY ALTERATIONS TO THIS APPLICATION MUST BE INITIALED BY THE CONTRACT OWNER.
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
 1a Rights of Accumulation (If additional space is needed, use Section 12.)

    [_] I own an American Funds mutual fund or American Legacy variable annuity, which may entitle me to increased bonus credit
        amounts as described in the prospectus. My account numbers are:__________________________   ________________________________

    [_] The registration of some of my shares differs. Their account numbers are (may include spouse and/or children under age 21):

    Account no.                                 Name                                         SSN
    ---------------------------------------     ---------------------------------------      ---------------------------------------
    Account no.                                 Name                                         SSN
    ---------------------------------------     ---------------------------------------      ---------------------------------------

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1b  Contract Owner            Maximum age of Contract Owner is 85.
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    -------------------------------------------------------  Social Security number/TIN [_][_][_]-[_][_]-[_][_][_][_]
    Full legal name or trust name*

    -------------------------------------------------------  Date of birth [_][_]  [_][_]   [_][_]  [_] Male  [_] Female
    Street address                                                           Month   Day      Year

    -------------------------------------------------------  Home telephone number    [_][_][_]  [_][_][_]-[_][_][_][_]
    City                     State      ZIP

    -------------------------------------------------------  Date of trust*  [_][_] [_][_] [_][_]   Is trust revocable?*
    Trustee name*                                                             Month  Day   Year      [_] Yes     [_] No
                                                              *This information is required for trusts.

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 1c  Joint Contract Owner              Maximum age of Joint Contract Owner is 85.
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                                                              Social Security number   [_][_][_]-[_][_]-[_][_][_][_]
                                                                                                 [_] Male   [_] Female
    -------------------------------------------------------  Date of birth  [_][_] [_][_][_][_] [_] Spouse [_] Non-Spouse
    Full legal name                                                           Month   Day  Year
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 2a  Annuitant (If no Annuitant is specified, the Contract Owner, or Joint Owner if younger, will be the Annuitant.)
                Maximum age of Annuitant is 85.
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    -------------------------------------------------------  Social Security number [_][_][_]-[_][_]-[_][_][_][_]
    Full legal name

    -------------------------------------------------------  Date of birth  [_][_] [_][_] [_][_]   [_]   Male [_] Female
    Street address                                                            Month   Day   Year

    -------------------------------------------------------
    City                  State           ZIP                 Home telephone number [_][_][_]-[_][_][_]-[_][_][_][_]

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2b  Contingent Annuitant      Maximum age of Contingent Annuitant is 85.
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    -----------------------------------------                 Social Security number [_][_][_]-[_][_]-[_][_][_][_]
    Full legal name

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3   Beneficiary(ies) of Contract Owner (List additional beneficiaries on separate sheet. If listing children, use full legal names.)
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    ---------------------------------------------- ---------- ------------------------------           ------------------          %
    Full legal name or trust name* [_] Primary [_] Contingent Relationship to Contract Owner           SSN/TIN                ------
    ---------------------------------------------- ---------- ------------------------------           ------------------          %
    Full legal name or trust name* [_] Primary [_] Contingent Relationship to Contract Owner           SSN/TIN                ------
    ---------------------------------------------- ---------- ------------------------------           ------------------          %
    Full legal name or trust name* [_] Primary [_] Contingent Relationship to Contract Owner           SSN/TIN                ------
    ---------------------------------------------- ----------                                            Is trust revocable?*
    Executor/Trustee name*                                    Date of Trust* [_][_] [_][_] [_][_]
                                                                             Month   Day    Year         [_] Yes [_] No

                                                              *This information is required for trusts.
To specify an annuity payment option for your beneficiary, please complete the Beneficiary Payment Options form (29953AL-NY).
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4   Type of American Legacy Contract
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    Nonqualified: [_] Initial Contribution OR [_] 1035 Exchange

    Tax-Qualified (must complete plan type): [_] Transfer OR [_] Rollover             *Indicate plan year-end: [_][_] [_][_]
                                                                                                               Month    Day
    Plan Type (check one): [_] Roth IRA [_] Traditional IRA [_] Non-ERISA 403(b)* (transfers only)
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5a Allocation (This section must be completed.)

   Initial minimum: $25,000

   Future contributions will follow the allocation below. If DCA option is selected, the entire amount of each future contribution will follow the allocation in Section 5b.

   If no allocations are specified in Section 5a or 5b, the entire amount will be allocated to the Cash Management Fund, pending instructions from the Contract Owner.

   Please allocate my contribution of:

   $                        OR  $
     --------------------          ---------------------
     Initial contribution          Approximate amount
                                   from previous carrier

   INTO THE FUND(S) BELOW

   Use whole percentages

             %   Global Discovery Fund
   -----------
             %   Global Growth Fund
   -----------
             %   Global Small Capitalization Fund
   -----------
             %   Growth Fund
   -----------
             %   International Fund
   -----------
             %   New World Fund
   -----------
             %   Blue Chip Income and Growth Fund
   -----------
             %   Growth-Income Fund
   -----------
             %   Asset Allocation Fund
   -----------
             %   Bond Fund
   -----------
             %   High-Yield Bond Fund
   -----------
             %   U.S. Govt./AAA-Rated Securities Fund
   -----------
             %   Cash Management Fund
   -----------
             %   Fixed Account
   -----------
             %   DCA Fixed Account (must complete 5b)
   -----------
             %   Total (must = 100%)
   ===========

5b Dollar Cost Averaging (Complete only if electing DCA.)

   $1,500 minimum required in the Holding Account

   Total amount to DCA:          $
              OR                   -------------
   MONTHLY amount to DCA:        $
                                   -------------
   OVER THE FOLLOWING PERIOD:
                                 ---------------
                                  MONTHS (6-60)

   FROM THE FOLLOWING HOLDING ACCOUNT (check one):

   [_]  DCA Fixed Account
   [_]  Cash Management Fund*
   [_]  U.S. Govt./AAA-Rated Securities Fund*

   INTO THE FUND(S) BELOW

   Use whole percentages                           *The DCA Holding Account
                                                   and the DCA fund elected
             %   Global Discovery Fund             cannot be the same.
   -----------
             %   Global Growth Fund
   -----------
             %   Global Small Capitalization Fund
   -----------
             %   Growth Fund
   -----------
             %   International Fund
   -----------
             %   New World Fund
   -----------
             %   Blue Chip Income and Growth Fund
   -----------
             %   Growth-Income Fund
   -----------
             %   Asset Allocation Fund
   -----------
             %   Bond Fund
   -----------
             %   High-Yield Bond Fund
   -----------
             %   U.S. Govt./AAA-Rated Securities Fund*
   -----------
             %   Cash Management Fund*
   -----------
             %   Fixed Account
   -----------
             %   Total (must = 100%)
   ===========

   Future contributions will not automatically start a new DCA program. Instructions must accompany each DCA contribution.

5c Cross-Reinvestment or Portfolio Rebalancing

   To elect either of these options, please complete the Cross-Reinvestment form (28051AL-NY) or the Portfolio Rebalancing form (28887AL-NY).

6  Death Benefit Option

   If no benefit is specified, the default Death Benefit will be the Enhanced Guaranteed Minimum Death Benefit.
   [_] I/We hereby elect the Return of Premium Death Benefit.

7  Replacement

   Does the applicant have any existing life policies of
   annuity contracts?                                            [_] Yes [_] No
   Will the proposed contract replace any existing annuity
   or life insurance?                                            [_] Yes [_] No
   (Attach a state replacement form.)

   ----------------------------------------------------------------------------
   Company name

   -------------------------------------------------------  -------------------
   Plan name                                                  Year issued



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 8   Automatic Withdrawals
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

  Note: Withdrawals exceeding 10% of the greater of total contract value or premium payments per contract year may be subject to contingent deferred sales charges. Withdrawal minimum: $50 per distribution/$300 annually.

  [_] Please provide me with automatic withdrawals based on                 [_] Please provide me with automatic withdrawals
      _______% (may be between 1-10%) of the greater of total                   of $______________________________
      contract value or premium payments payable as follows:        OR

  [_] Monthly [_] Quarterly [_] Semi-annually [_] Annually                  [_] Monthly [_] Quarterly [_] Semi-annually [_] Annually

  Begin withdrawals in  [_][_]   [_][_][_][_]                               Begin withdrawals in  [_][_]   [_][_][_][_]
                      Month        Year                                                             Month      Year

Note: If no tax withholding selection is made, federal taxes will be withheld at a rate of 10%. Additional state tax withholding may be required, depending on state of residency.

ELECT ONE: [_] Do withhold taxes Amount to be withheld ______% (must be at least 10%)    [_] Do not withhold taxes
PAYMENT    [_] Direct deposit [_] Checking (attach a voided check) OR  [_] Savings (attach a deposit slip)
METHOD:
               I/We authorize Lincoln Life & Annuity Company of New York to deposit payments to the account and financial institution identified below. Lincoln Life & Annuity Company of New York is also authorized to initiate corrections, if necessary, to any amounts credited or debited to my/our account in error. This authorization will remain in effect until my/our funds are depleted or I/we notify Lincoln Life & Annuity Company of New York of a change in sufficient time to act. This authorization requires the financial institution to be a member of the National Automated Clearing
               House Association (NACHA).

               --------------------------------------------------------------------------------------------------------
               Bank name                                                                          Bank telephone number
           [_] Send check to address of record   [_] Send check to the following alternate address:

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9  Automatic Bank Draft
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   -------------------------------------------------------------  ------------------------------------------------------------------
   Print account holder name(s) EXACTLY as shown on bank records

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   Bank name                                                                    Bank telephone number
   $
    ------------------------------------
    Monthly amount                              Automatic bank draft start date:  [_][_]   [_][_]   [_][_]
                                                                                  Month  Day (1-28)  Year
   [_] Checking (attach a voided check)  OR  [_] Savings (attach a deposit slip)

   I/We hereby authorize Lincoln Life & Annuity Company of New York to initiate debit entries to my/our account and financial institution indicated above and to debit the same to such account for payments into an annuity contract. This authorization is to remain in full force and effect until Lincoln Life & Annuity Company of New York has received written notification from me/us of its termination in such time and manner as to afford Lincoln Life & Annuity Company of New York and the financial institution a reasonable opportunity to act on it.
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10  Signatures
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   This annuity pays a bonus credit, has a 1.50% or 1.60% mortality, expense and administration charge, an 8.5% surrender charge for each premium ranging from 8.5% in the first year to 0% after nine years decreasing 1/2% after the second year, then 1% after the third year and no enhanced DCA program. We also offer other annuities that offer: 1) a 1.25% or 1.40% mortality, expense and administration charge, a 6% surrender charge for each premium ranging from 6% in the first year to 0% after seven years decreasing by 1% each year after the second year and an enhanced DCA program, 2) a 1.55% or 1.65% mortality, expense and administration charge, no surrender charge or enhanced DCA program; and 3) a 1.60% or 1.70% mortality, expense and administration charge, a surrender charge for each premium ranging from 6% in the first year to 0% after four years decreasing 1% each year after the first year and an enhanced DCA program. All charges and features are fully described in the contract and prospectus.

   All statements made in this application are true to the best of my/our knowledge and belief, and I/we agree to all terms and conditions as shown. I/We acknowledge receipt of current prospectuses for American Legacy III Plus and American Funds Insurance
   SeriesSM and verify my/our understanding that all payments and values provided by the contract, when based on investment experience of the funds in the Series, are variable and not guaranteed as to dollar amount. Under penalty of perjury, the
   Contract Owner(s) certifies that the Social Security (or taxpayer identification) number(s) is correct as it appears in this application.

   --------------------------------------------------------------------------------
    Signed at city                          State                                      Date   [_][_]   [_][_]  [_][_]
                                                                                              Month      Day    Year
    -------------------------------------- ----------------------------------------
    Signature of Contract Owner             Joint Contract Owner (if applicable)

    -------------------------------------------------------------------------------
    Signed at city                                 State                               Date   [_][_]   [_][_]  [_][_]
                                                                                              Month      Day    Year
    -------------------------------------------------------------------------------
    Signature of Annuitant (Annuitant must sign if Contract Owner is a trust or custodian.)
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          THE FOLLOWING SECTIONS MUST BE COMPLETED BY THE FINANCIAL ADVISER OR SECURITIES DEALER. Please type or print.
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

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11   Insurance in Force Will the proposed contract replace any existing annuity or life insurance contract?
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     ELECT ONE: [_] No [_] Yes If yes, please list the insurance in force on the life of the proposed Contract Owner(s) and
     Annuitant(s): (Attach a state replacement form.)

                                                                                                             $
------------------------------------------------------------------------------------------------------------  ----------------------
     Company name                                                                      Year issued              Amount

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 12  Additional Remarks
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 13  American Funds/American Legacy Total Account Value (For Rights of Accumulation purposes.)
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 NOTICE: Tax-qualified annuity contracts and mutual fund accounts (including IRAs) cannot be used when determining the amount of the owner's investment. Inclusion of qualified contracts or accounts could result in loss of the tax-qualified status or tax penalties. Please provide us with values for only nonqualified contracts and accounts.

 My client owns a total of $___________ in the American Funds mutual funds and/or American Legacy variable annuity products.
 NOTE: Please include the deposit amount for the purchase of this contract.

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 14  Dealer Information Licensing appointment with Lincoln Life & Annuity Company of New York is required for this application to be processed. If more than one representative, please indicate names and percentages in Section 12.
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     [_] 1 [_] 2 [_] 3 OR [_] Income4LifeSM Advantage - complete election form [_] Income4LifeSM Floor - complete election form

     --------------------------------------------------------------------------------- [_][_][_]  [_][_][_]-[_][_][_][_]
     Registered representative's name (print as it appears on NASD licensing)           Registered representative's telephone number

     --------------------------------------------------------------------------------- [_][_][_]-[_][_]-[_][_][_][_]
     Client account number at dealer (if applicable)                                   Registered representative's SSN

     ---------------------------------------------------------------------------------
     Dealer's name

     -------------------------------------------------------------------------------------------------------------------------------
     Branch address                                          City                                            State              ZIP

     [_]CHECK IF BROKER CHANGE OF ADDRESS                    Rep Code at Firm
                                                                              ------------------------------------------------------
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 15  Representative's Signature
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     The representative hereby certifies that he/she witnessed the signature(s) in Section 10 and that all information contained in this application is true to the best of his/her knowledge and belief. The representative also certifies that he/she has used on
     Lincoln Life & Annuity Company of New York approved sales materials in conjunction with this sale, and copies of all sales materials were left with the applicant(s). Any electronically presented sales material shall be provided in printed form to the applicant no later than at the time of the policy or the contract delivery.


     -------------------------------------------------------------------------------------------------------------------------------
     Signature

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     Send completed application -- with a check made payable to Lincoln Life & Annuity Company of New York -- to your investment dealer's home office or to:

     Lincoln Life & Annuity Company of New York        By Express Mail: Lincoln Life & Annuity Company of New York
     Servicing Office - P.O. Box 2348                                   Attention: American Legacy Operations
     Fort Wayne, IN 46801-2348                                          1300 South Clinton Street
                                                                        Fort Wayne, IN 46802



        If you have any questions regarding this application, call Lincoln Life & Annuity Company of New York at 800 443-8137.


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